UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 24, 2025

VIMEO, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40420	85-4334195
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

330 West 34th Street, 5th Floor New York, NY 10001	10001
(Address of principal executive offices)	Zip Code

(Registrant’s telephone number, including area code): (212) 524-8791

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	VMEO	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On November 24, 2025, Bending Spoons US Inc. (“Bending Spoons US”) completed the acquisition of Vimeo, Inc., a Delaware corporation (“Vimeo” or the “Company”) pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of September 10, 2025 (the “Merger Agreement”), by and among Bending Spoons US, Bloomberg Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Bending Spoons US (“Merger Sub”), Bending Spoons S.p.A., an Italian societá per azioni (solely for purposes of the sections specified therein) and the Company. Pursuant to the Merger Agreement, Merger Sub merged with and into Vimeo (the “Merger”), with Vimeo surviving the Merger and becoming a wholly owned subsidiary of Bending Spoons US.

At the effective time of the Merger (the “Effective Time”), subject to the terms and conditions of the Merger Agreement, each share of common stock, par value $0.01 per share, of the Company (the “Common Stock”) and each share of Class B common stock, par value $0.01 per share, of the Company (the “Class B Common Stock” and, together with the Common Stock, the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than dissenting shares and shares to be canceled or converted) was converted into the right to receive $7.85 in cash, without interest (the “Merger Consideration”).

The Merger Agreement provides for certain treatment of Vimeo’s outstanding options to purchase shares of Company Common Stock, stock appreciation rights, restricted stock units and restricted shares of Company Common Stock. For additional information regarding the Merger Agreement’s treatment of the Company equity awards, please see Vimeo’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on October 22, 2025, which is incorporated herein by reference.

The aggregate consideration for the acquisition of Vimeo was approximately $1.38 billion in cash.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The description contained under the Introductory Note above is hereby incorporated by reference in its entirety into this Item 2.01.

The description of the effects of the Merger Agreement and the transactions contemplated by the Merger Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Form 8-K, filed with the SEC on September 10, 2025 and which is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

On November 24, 2025, in connection with the completion of the Merger, Vimeo notified the NASDAQ Stock Market LLC (“Nasdaq”) of the consummation of the Merger and requested that Nasdaq delist the Common Stock and file with the SEC a notification of removal from listing on Form 25 to report that the Common Stock will no longer be listed on Nasdaq. Trading of the Common Stock on Nasdaq was suspended prior to the opening of trading on November 24, 2025.

Vimeo intends to file with the SEC a certification on Form 15 under the Securities Exchange Act of 1934 (“Exchange Act”), requesting the termination of Vimeo’s Section 12 registration and reporting obligations under Section 13 of the Exchange Act and the suspension of Vimeo’s reporting obligations under Section 15(d) of the Exchange Act, in each case with respect to the Common Stock.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

In connection with the Merger and at the Effective Time, holders of the Company Common Stock immediately prior to such time ceased to have any rights as stockholders in Vimeo (other than their right to receive Merger Consideration pursuant to the terms of the Merger Agreement).

Item 5.01. Changes in Control of Registrant.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

In connection with the Merger and at the Effective Time, a change of control of Vimeo occurred and Merger Sub has been merged with and into Vimeo, with Vimeo continuing as the surviving corporation and as a direct wholly-owned subsidiary of Bending Spoons US.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, and effective as of the Effective Time, each of Adam Cahan, Adam Gross, Jay Herratti, Lydia Jett, Kirsten Kliphouse, Mo Koyfman, Philip Moyer, Glenn H. Schiffman and Alexander von Fürstenberg resigned from the board of directors of Vimeo.

From and after the Effective Time, until the earlier of their death, resignation or removal or until successors are duly elected, designated and qualified in accordance with the surviving corporation’s certificate of incorporation and bylaws, (i) the directors of Merger Sub immediately prior to the Effective Time shall be appointed as the initial directors of the surviving corporation and (ii) the officers of Vimeo immediately prior to the Effective Time shall be the officers of the surviving corporation.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, Vimeo’s Amended and Restated Certificate of Incorporation and Amended and Restated By-laws were amended and restated in their entirety to be the certificate of incorporation and bylaws of Merger Sub as in effect immediately prior to the Effective Time, and are filed herewith as Exhibits 3.1 and 3.2, respectively, to this Form 8-K and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 10, 2025, among Vimeo, Inc., Bending Spoons US Inc., Bending Spoons S.p.A., and Bloomberg Merger Sub Inc.* (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, filed with the SEC on September 10, 2025)
3.1	Amended and Restated Certificate of Incorporation of Vimeo, Inc.
3.2	Amended and Restated Bylaws of Vimeo, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by SEC.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2025

VIMEO, INC.

By:	/s/ Jessica Tracy
Name: Jessica Tracy
Title: General Counsel & Secretary